Exhibit 99.3

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. PARKWAY PROPERTIES, INC. 390 North Orange Avenue Suite 2400 Orlando, FL 32801 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1 To approve the Agreement and Plan of Merger, dated as of September 4, 2013, as it may be amended or modified from time to 0 0 0 time, by and among Parkway Properties, Inc. (“Parkway”), Parkway Properties LP, PKY Masters, LP, Thomas Properties Group, Inc. (“TPGI”) and Thomas Properties Group, L.P. (the “merger agreement”),the merger of TPGI with and into Parkway (the “parent merger”)and the other transactions contemplated by the merger agreement, including the issuance of Parkway common stock and Parkway limited voting stock to TPGI stockholders in connection with the parent merger. 2 To approve an amendment to Parkway’s Articles of Incorporation, as amended, to increase the total number of authorized shares 0 0 0 of capital stock of Parkway from 150,000,000 to 250,000,000; and 3 To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit 0 0 0 further solicitation of proxies in favor of proposal 1. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . PARKWAY PROPERTIES, INC. Special Meeting of Stockholders December 17, 2013 9:00 AM EST This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s), David R. O’Reilly and Jeremy R. Dorsett or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PARKWAY PROPERTIES, INC. that the undersigned stockholder(s) is/are entitled to vote at the Special Meeting of Stockholder(s) to be held at 9:00 AM, EST time on December 17, 2013, at 390 N. Orange Avenue, Suite 2400, Orlando, Florida 32801, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no directions are made, this proxy will be voted in accordance with the Board’s recommendations. Continued and to be signed on reverse side